VGOF-P9 09/26

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED SEPTEMBER 8, 2026

TO THE SUMMARY PROSPECTUS, AS APPLICABLE, AND PROSPECTUS

OF EACH FUND LISTED IN SCHEDULE A

THE FOLLOWING CHANGES ARE EFFECTIVE IMMEDIATELY.

I.	The following is added to the section titled “Principal risks” in the Summary Prospectus and Prospectus, respectively, of ClearBridge Emerging Markets Fund:

Investing in Taiwan risk: Investments in securities of Taiwanese issuers involve risks that are specific to Taiwan, including certain legal, regulatory, political, currency, economic and security risks. Investments in Taiwan could be adversely affected by its political and economic relationship with China. Specifically, Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries. Any escalation of these tensions may materially affect the Taiwanese economy and its securities market.

II.	The following is added to the section titled “Principal risks” in the Prospectus of ClearBridge SMASh Series EM Fund:

Investing in South Korea risk: Investments in securities of South Korean issuers involve risks that are specific to South Korea, including certain legal, regulatory, political, economic, currency and security risks. In addition, economic and political developments of South Korea’s neighbors or potential hostilities with North Korea may have an adverse effect on the South Korean economy. The South Korean economy is heavily reliant on trading exports, especially with other Asian countries and the U.S. Conditions that weaken demand for such products, and disruptions or decreases in trade activity could lead to declines in economic growth.

III.	The following is added to the section titled “More on risks of investing in the fund” in the Prospectus of each fund listed in Schedule A:

Investing in South Korea risk: Investments in securities of South Korean issuers involve risks that are specific to South Korea, including certain legal, regulatory, political, economic, currency and security risks.

Substantial political tensions exist between North Korea and South Korea and recently these political tensions have escalated. The outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities, will likely adversely impact the South Korean economy. South Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing, and the South Korean economy is heavily reliant on trading exports, especially with other Asian countries and the U.S. Conditions that weaken demand for such products, and disruptions or decreases in trade activity could lead to declines in economic growth.

Investing in Taiwan risk: Investments in securities of Taiwanese issuers involve risks that are specific to Taiwan, including certain legal, regulatory, political, currency, economic and security risks. Investments in Taiwan could be adversely affected by its political and economic relationship with China. China has a complex territorial dispute regarding the sovereignty of Taiwan. Specifically, Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries. Any escalation of these tensions may materially affect the Taiwanese economy and its securities market and may cause a suspension in the fund’s ability to trade in certain securities or other assets, or may otherwise make such investments impracticable or impossible. Taiwan’s economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy. In addition, Taiwan relies significantly on imported commodities, particularly within the energy sector. As a result, the Taiwanese economy is vulnerable to global fluctuations in price and supply. Electricity and water shortages pose threats to Taiwan’s high-tech manufacturing sector. Other long-term challenges for Taiwan include an aging population, a shortage of skilled labor and increasing competition from neighboring lower-cost countries.

SCHEDULE A

Fund	Date of Summary Prospectus, as applicable, and Prospectus
LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

ClearBridge Emerging Markets Fund	February 1, 2026
ClearBridge SMASh Series EM Fund	December 1, 2025

Please retain this supplement for future reference.

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